Exhibit 10.27

TO:	Clever Leaves International Inc. (formerly, Northern Swan Holdings, Inc.) (the “Company”)

RE:	The Notes (as such term is defined in the amended and restated intercreditor and collateral agency agreement dated May 10, 2019 (the “Intercreditor Agreement”)) among, the Company, as issuer, GLAS Americas LLC, as collateral agent, GLAS USA LLC, as paying agent, and the noteholders party thereto from time to time.

DATE:	June 23, 2020

AMENDMENT, CONSENT AND WAIVER AGREEMENT NO.2

WHEREAS all capitalized terms used in this amendment, consent and waiver agreement (this “Agreement”) and not otherwise defined herein shall have the meanings ascribed thereto in the Intercreditor Agreement.

AND WHEREAS the undersigned entered into an amendment, consent and waiver agreement dated March 26, 2020, which provided for, among other things, amendments to the Notes so as to increase the rate of interest payable on the Principal Amount owing under the Notes and to provide that such interest be payable in kind.

AND WHEREAS the undersigned wish to clarify that the amendments to Section 2.2.1 of the Notes described in the recital above were to have been made effective as of January 1, 2020.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the undersigned, the undersigned agree as follows:

1.	AMENDMENTS

1.1	Term, Interest and Payment. Each Note is hereby amended by deleting Section 2.2.1 of each Note in its entirety and replacing it with the following:

“2.2.1 Interest shall accrue on the whole amount of the Principal Amount outstanding and remaining from time to time unpaid:

(i)	from the date hereof until December 31, 2019, at the annual interest rate of eight percent (8%) compounded and payable, in cash, quarterly in arrears on March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019; and

(ii)	from January 1, 2020 and continuing both before and after the Maturity Date, default and judgment until actual payment in full of this Convertible Note or conversion as hereinafter provided, at the annual interest rate of ten percent (10%) calculated and compounded quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (commencing March 31, 2020) and payable on the earliest of (i) the Maturity Date; (ii) repayment of the Principal Amount or any part thereof (for certainty, interest shall only be paid on such amount of the Principal Amount as is being repaid); and (iii) following the occurrence of an Event of Default which is continuing, receipt of written notice by the Company from the Agent that the Obligations are due and payable.

Interest shall be computed on the basis of the actual number of days elapsed divided by 365 or 366, as the case may be, compounded quarterly. Principal and interest shall be payable in lawful money of the United States of America, and shall be paid to the Paying Agent at 3 Second Street, Suite 206, Jersey City, NJ 07311 or at such other place as the Paying Agent may have designated from time to time in writing to the Company.”.

2.	REPRESENTATIONS AND WARRANTIES

2.1	The Company and each of the Guarantors (as defined in each of the Notes) represents, warrants and covenants as follows:

2.1.1	each of the statements contained in this Agreement are true and accurate in all respects and fully and completely disclose all material information with respect to their subject matter;

2.1.2	all corporate action necessary for the authorization, execution, delivery and performance of this Agreement by each of the Company and Guarantors have been duly authorized and taken;

2.1.3	this Agreement, when duly executed and delivered by each of the Company and Guarantors will constitute a legal, valid and binding obligation, enforceable against each of them in accordance with its terms; and

2.1.4	all representations and warranties set out in each of the Notes as they relate to the Company and Guarantors shall be deemed to have been repeated on the date of this Agreement (except to the extent that such representation or warranty expressly relates solely to an earlier date or period in which case it is true and correct as of such earlier date or period) and shall continue in effect for so long as the Company is indebted to the Noteholders pursuant to the Notes or any of them, subject to any amendments contained herein.

3.	MISCELLANEOUS

3.1	This Agreement is supplemental to the Notes. The Notes and Loan Documents (as defined in each Note) remain in full force and effect, as amended hereby, and are hereby ratified and confirmed in all respects. Each of the Company and Guarantors will comply with all reporting requirements, financial covenants and non-financial covenants and all other terms set forth in each of the Notes and other Loan Documents, as amended hereby, and all other documentation executed and delivered to the Noteholders in connection therewith.

3.2	Each of the Company and Guarantors hereby agrees to duly execute and deliver or cause to be executed or delivered such further instruments, agreements or similar documents as may be necessary to carry out the provisions and purposes of this Agreement.

3.3	The execution, delivery and effectiveness of this Agreement shall not constitute a waiver of any provision contained in the Notes or Loan Documents, except as specifically set forth herein.

3.4	Each Secured Party reserves all rights and remedies under each of the Notes and other Loan Documents.

3.5	This Agreement shall be governed by and interpreted in accordance with the laws of British Columbia and the federal laws of Canada applicable therein.

3.6	This Agreement may be executed and delivered in original, facsimile or portable document format (pdf) form.

(the remainder of the page has been left intentionally blank; execution pages follow)

DATED as of the date first written above.

CLEVER LEAVES INTERNATIONAL INC.

By:	/s/ Kyle Detwiler
	Name:	Kyle Detwiler
	Title:	CEO

NS US Holdings, Inc.

By:	/s/ Kyle Detwiler
	Name:	Kyle Detwiler
	Title:	CEO

Herbal Brands, Inc.

By:	/s/ Kyle Detwiler
	Name:	Kyle Detwiler
	Title:	President

Northern Swan International, Inc.

By:	/s/ Kyle Detwiler
	Name:	Kyle Detwiler
	Title:	Director

Northern Swan Management, Inc.

By:	/s/ Kyle Detwiler
	Name:	Kyle Detwiler
	Title:	Director

Northern Swan Deutschland Holdings, Inc.

By:	/s/ Kyle Detwiler
	Name:	Kyle Detwiler
	Title:	Director

Northern Swan Portugal Holdings, Inc.

By:	/s/ Kyle Detwiler
	Name:	Kyle Detwiler
	Title:	CEO

GLAS AMERICAS LLC

By:	/s/ Diana Gulyan, AVP
	Name:	Diana Gulyan, AVP
Title:

GLAS USA LLC

By:	/s/ Diana Gulyan, AVP
	Name:	Diana Gulyan, AVP
Title:

Rimrock High Income Plus (Master) Fund, Ltd.

By:	/s/ Steve Foulke, MD
	Name:	Steve Foulke, MD
Title:

Anson INVESTMENTS MASTER FUND LP by its co-investment advisor, ANSON ADVISORS INC.

By:	/s/ Moez Kassam
	Name:	Moez Kassam
	Title:	Director

Anson OPPORTUNITIES MASTER FUND LP by its co-investment advisor, ANSON ADVISORS INC.

By:	/s/ Moez Kassam
	Name:	Moez Kassam
	Title:	Director

Anson EAST MASTER FUND LP by its co-investment advisor, ANSON ADVISORS INC.

By:	/s/ Moez Kassam
	Name:	Moez Kassam

AC Anson INVESTMENTS LTD.

By:	/s/ Moez Kassam
	Name:	Moez Kassam
	Title:	Director of Anson Advisors Inc., its investment advisor

axios growth partners, llc

By:	/s/ Nicholas Rutherfurd
	Name:	Nicholas Rutherfurd
	Title:	Principal

NS CO-INVESTMENT LLC

By:	/s/ Owen Littman
	Name:	Owen Littman
	Title:	Authorized Signatory

cowen and company, llc, as Noteholder By: COWEN HOLDINGS, INC., its sole member

By:	/s/ Owen Littman
	Name:	Owen Littman
	Title:	Authorized Signatory

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